EXHIBIT 10.19*

                        NON-QUALIFIED STOCK OPTION AWARD
                   PURSUANT TO THE AREA BANCSHARES CORPORATION
                   2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

         THIS AWARD is made as of the Grant Date, by AREA BANCSHARES CORPORATION (the "Company") to _______________________ (the "Optionee").

         Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.

         A. Grant Date:  ____________________.

         B. Type of Option: Non-Qualified Stock Option.

         C. Plan under which granted: Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan.

         D. Option Shares: All or any part of _____ shares of the Company's no par value common stock (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

         E. Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions.

         F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, subject to earlier termination as provided in the attached Terms and Conditions, on the earliest of the following (a) the tenth (10th) anniversary of the Grant Date; (b) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for any reason other than death or Disability; (c) twelve (12) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death or Disability; or (d) the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to a termination by the Company for Cause; provided, however, that the Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

         G. Vesting Schedule: The Option Shares shall vest in accordance with the Vesting Schedule attached hereto as Schedule 1.

         IN WITNESS WHEREOF, the Company and Optionee have executed and sealed this Award as of the Grant Date set forth above.

                                       AREA BANCSHARES CORPORATION

                                       By:
                                           -----------------------

                                       Title:
                                             ---------------------

                                       OPTIONEE

                                       ---------------------------

                           TERMS AND CONDITIONS TO THE
                        NON-QUALIFIED STOCK OPTION AWARD
                                PURSUANT TO THE
     AREA BANCSHARES CORPORATION 2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

         1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan:

                  (a) The Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b).

                  (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash, certified check, or, alternatively, as follows:

                      (i) by delivery to the Company of a number of shares of
                  Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

                      (ii) by receipt of the Purchase Price in cash from a
                  broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

         Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

         2. Withholding. The Optionee must satisfy federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation
(i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a



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

Fair Market Value equal to the withholding obligation; (iii) by electing, irrevocably and in writing (the "Withholding Election"), to have the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

                  (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

                  (b) any Withholding Election will be irrevocable; however, the Committee (defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

         3. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

         4. Restriction on Transfer of Option and Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his legal representative) and after his death, only by legal representative of the Optionee's estate.

         5.       Changes in Capitalization.

                  (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

                  (b) If the Company shall be the surviving corporation in any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or the Common Stock or tender offer for shares of Common Stock, the Optionee shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the Exercise Price. In the event of a sale of substantially all of the Common Stock or property of the Company or the merger or consolidation or other reorganization in which the Company is not the surviving entity, the Committee shall provide for the assumption of the Option or the substitution of a new option; in either instance, the assumed Option or the substituted option shall be adjusted in the manner contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of such transaction in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of such transaction. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

                  (c) The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         6. Special Limitations on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

         7. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan such as:

                             TRANSFER IS RESTRICTED

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED

                  UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         Optionee agrees that the Company may also endorse any other legends it deems necessary and advisable or as may be required by applicable federal or state securities laws.

         8. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the Commonwealth of Kentucky; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

         9. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

         10. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         12. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         13. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

         14. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.

         15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         16. No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment.

         18. Definition of Cause. As used in these Terms and Conditions and this Award, "Cause" means Cause as defined in any employment agreement between the Optionee and the Company or an Affiliate then in effect, or if none, (i) willful and continued failure (other than such failure resulting from his incapacity during physical or mental illness) by the Optionee to substantially perform his duties with the Company or an Affiliate; (ii) willful misconduct by the Optionee causing material harm to the Company or an Affiliate; (iii) gross negligence by the Optionee causing material harm to the Company or an Affiliate; (iv) any act by the Optionee of fraud, misappropriation, dishonesty or embezzlement; (v) commission by the Optionee of a felony or any other crime involving moral turpitude or dishonesty; (vi) the habitual and disabling use by the Optionee of alcohol or drugs; or (vii) the breach of any Agreement with the Company or an Affiliate.

                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                COMMON STOCK OF
                           AREA BANCSHARES CORPORATION


                                                 Name
                                                     ---------------------------
                                                 Address
                                                        ------------------------

                                                 -------------------------------
                                                 Date
                                                     ---------------------------

Area Bancshares Corporation
230 Frederica Street
Owensboro, Kentucky  42301

Re:   Exercise of Non-Qualified Stock Option

Gentlemen:

         Subject to acceptance hereof in writing by Area Bancshares Corporation (the "Company") pursuant to the provisions of the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan, I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the "Award") pursuant to the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan dated as of _____________. The purchase shall take place as of __________ (the "Exercise Date").

         On or before the Exercise Date, I will pay the applicable purchase price as follows:

                  [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Area Bancshares Corporation.

                  [ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

                  [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

                  [ ] by delivery of the purchase price by ________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

         The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid in cash or by certified check on or before the Exercise Date, or will be satisfied in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the indicated date of purchase.

         As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

         If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

                  The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

                  I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

                  I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

                  I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

                  I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

                  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

         I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                 Very truly yours,



                                                 -----------------------------

AGREED TO AND ACCEPTED

AREA BANCSHARES CORPORATION

By:
   ----------------------------

Title:
      -------------------------

Number of Shares
Exercised:
          ---------------------

Number of Shares
Remaining:                                       Date:
          ---------------------                       ------------------------

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                           AREA BANCSHARES CORPORATION

TO:         Area Bancshares Corporation

FROM:
            -------------------------------------

RE:         Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)     I am (check one, whichever is applicable).

        [  ] the original recipient of the Option.

        [ ] the legal representative of the estate of the original recipient of the Option.

        [  ] a legatee of the original recipient of the Option.

        [  ] the legal guardian of the original recipient of the Option.

(3) The Option to which this election relates was issued under the Area Bancshares Corporation 2000 Stock Option and Equity Incentive Plan (the "Plan") in the name of _________________________ for the purchase of a total of _______________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

 (4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

        [ ] to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

         [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the option for the purpose of having the value of the shares applied to pay such taxes.

         The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

 (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

 (6) I understand that this Withholding Election may not be revised, amended or revoked by me.

 (7) I further understand that the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above, as applicable.

 (8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

 (9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
      -----------------------            ---------------------------------------
                                         Signature

-----------------------------            ---------------------------------------
Social Security Number                   Name (Printed)

                                         ---------------------------------------
                                         Street Address

                                         ---------------------------------------
                                         City, State, Zip Code

                                   SCHEDULE 1
                        NON-QUALIFIED STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                           AREA BANCSHARES CORPORATION
                   2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

Vesting Schedule

A. The Option Shares shall become vested Option Shares following completion of the years of service with the Company or an Affiliate as indicated in the schedule below.

          Percentage of Option Shares                    Years of Service
            Which are Vested Shares                      after Grant Date
          ---------------------------                    ----------------
                   25%                                           1
                   50%                                           2
                   75%                                           3
                   100%                                          4


B. Notwithstanding Part A, in the event of a Change in Control, the Option will be fully vested and exercisable as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control; provided that the Optionee is employed by the Company or any Affiliate on the date of a Change in Control.

C. Notwithstanding Part A, the Option will be fully vested and exercisable as of the date the Optionee reaches age 62, provided that the Optionee is employed by the Company or an Affiliate on such date.

D. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or any Affiliate.